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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, DC  20549

                   __________________________


                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported)

                         April 6, 1994


                      CORNING INCORPORATED
     (Exact name of registrant as specified in its charter)

          New York                 1-3247         16-0393470

(State or other jurisdiction   (Commission       (I.R.S.
of incorporation)               File Number)      Employer
                                              Identification
                                                  No.)




 One Riverfront Plaza, Corning, New York              14831
    (Address of principal                            (Zip
      executive offices)                              Code)


                            (607) 974-9000
    (Registrant's telephone number, including area code)


                                N/A
   (Former name or former address, if changed since last
                            report)


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Item 5.   Other Events.

Attached for filing as an exhibit hereto is the item listed in "Item 7 -- Financial Statements, Pro Forma Financial
Information and Exhibits" below. Such item is being filed in connection with the offering by Corning Incorporated of $400,000,000 aggregate principal amount of its Medium-Term
Notes due from 9 months to 50 years from Date of Issue.


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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.


Exhibits:

The Registrant's press release of April 6, 1994.





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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORNING INCORPORATED
                                        Registrant



Date:  April 6, 1994           By   /s/ M. ANN GOSNELL
                                        M. Ann Gosnell
                                        Assistant Secretary